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                                                          Exhibit 10.49

                                SECOND AMENDMENT
                                       TO
                     EXCLUSIVE PREMIUM PURCHASING AGREEMENT


         THIS SECOND AMENDMENT TO EXCLUSIVE PREMIUM PURCHASING AGREEMENT ("Amendment") is entered into as of June 29, 1998 between MONTGOMERY WARD & CO. INCORPORATED, an Illinois corporation ("Montgomery Ward") and HA-LO INDUSTRIES, INC., an Illinois corporation ("HA-LO").

                                    RECITALS

         A. Montgomery Ward and HA-LO are parties to that certain Exclusive Premium Purchasing Agreement, dated January 11, 1995, as amended by a First Amendment, dated December 27, 1995
(collectively, the "Agreement").

         B. The parties desire to amend the Agreement in certain respects as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENT. Effective as of the date hereof, the Agreement is hereby amended by deleting Section 3(C) of the Agreement in its entirety.

         2. REFERENCES TO AND EFFECT ON AGREEMENT.

            (a) On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and shall be a reference to the Agreement as amended hereby.

            (b) Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         3. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         5. ENTIRE AGREEMENT. This Amendment, together with the Agreement and the Exhibits thereto and that certain Confidentiality Letter between the parties, constitute the entire agreement of the


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parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have accepted and executed this Amendment on and as of the date set forth above.

                              MONTGOMERY WARD & CO. INCORPORATED


                              By:
                                 ---------------------------------------
                              Its:
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                              HA-LO INDUSTRIES, INC.


                              By:
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                              Its:
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